Supplement, dated December 22, 2011

to Prospectus, dated May 1, 2011

SUPPLEMENT

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

TDA, IRA, VEC AND FPA CONTRACTS

On page 1 of the Prospectus, in the Table of Annual Expenses, in the second table, the amount of Expense Risk Fee for VEC, IRA/FPA, TDA Standard contains a typographical error, which is hereby corrected and the Expense Risk Fee shown in said table is hereby deleted and replaced with .20%.